CONVERTIBLE NOTE PURCHASE AGREEMENT

CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of December 30, 2011, by and between EQM Technologies & Energy, Inc., a Delaware corporation (the “Company”), and ___________________ (the “Purchaser”).

WITNESSETH:

WHEREAS, subject to the terms and conditions set forth in convertible note purchase agreements substantially similar to this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”), the Company desires to issue and sell to certain purchasers 10% Convertible Subordinated Notes (the “Convertible Notes”) convertible into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in a private offering as more fully set forth herein (the “Offering”);

WHEREAS, on February 1, 2011, Beacon Energy Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, issued a Promissory Note to Jack S. Greber in the original principal amount of $400,000 (the “Greber Note”), which has a maturity date of January 31, 2012;

WHEREAS, on November 4, 2011, the Company issued and sold an aggregate original principal amount of $1,535,000 of Subordinated Demand Notes (the “Demand Notes”) to certain purchasers, which provided that the Demand Notes would automatically be cancelled and converted into convertible subordinated notes upon the closing of a proposed debt financing; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company in the Offering a Convertible Note in the original principal amount set forth on Schedule I hereto.

NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Offering Terms.

1.1           Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing the Company will sell and the Purchaser will purchase the Convertible Note in the original principal amount set forth on Schedule I hereto in the column “Original Principal Amount of Convertible Note”. The purchase price (the “Purchase Price”) to be paid by the Purchaser to the Company to acquire the Convertible Note shall be the amount set forth beside the name of the Purchaser on Schedule I hereto in the column “Total Purchase Price”. The terms and provisions of the Convertible Note are more fully set forth in the form of Convertible Note attached hereto as Schedule II.

1.2           Purchase Price. The Purchase Price shall be paid in cash or by exchange of unpaid principal and any accrued and unpaid interest under the Demand Note and/or the Greber Note, in such amounts set forth on Schedule I hereto. Upon the Closing, the Purchaser shall cease to have any rights with respect to any Demand Note and Greber Note exchanged in payment of the Purchase Price and such exchanged security shall be cancelled and be of no further force or effect.

1.3           Closing. The closing of the transactions contemplated under this Agreement (the “Closing”) will take place as promptly as practicable, but no later than three (3) business days following satisfaction or waiver of the conditions set forth in Section 6, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022, or at such other time and place as the Purchaser and the Company may mutually agree. At the Closing, the Purchaser shall pay to the Company the portion of the Purchase Price to be paid in cash, by check or by wire transfer of immediately available funds to an account designated by the Company. Within five (5) business days of the Closing, the Purchaser shall pay to the Company the portion of the Purchase Price to be paid through the exchange of a Demand Note and/or the Greber Note, by the delivery to the Company of the original executed note or notes. Within five (5) business days of the Company’s receipt of the total Purchase Price to be paid by the Purchaser hereunder, the Company shall deliver to the Purchaser an original executed Convertible Note.

2.            Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

2.1           Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

2.2           Authorization. The Company has the requisite power and authority to enter into and perform this Agreement and any other agreements, documents and instruments delivered together with this Agreement or in connection herewith (the “Transaction Documents”) and to perform its obligations hereunder and thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company’s Board of Directors (the “Board”) or the Company’s stockholders is required, except the approval of the sole holder of the Company’s Series A Convertible Preferred Stock under Section 6(v). The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

2.3           Approvals and Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or to issue and sell the Convertible Note in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

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2.4           Due and Valid Issuance. The Convertible Note, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued. The shares of Common Stock issued or issuable upon conversion of the Convertible Note (the “Conversion Shares”) have been duly authorized and reserved for issuance upon such conversion, and when issued in accordance with the terms of the Transaction Documents, will be validly issued, full paid and non-assessable.

2.5           Material Compliance with Applicable Laws. Neither the Company nor any of its subsidiaries are in material violation of, and neither the execution, delivery nor performance of any of the Transaction Documents has or will result in a violation of, any federal, state, local or foreign law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries.

2.6           Financial Statements. The consolidated financial statements (including all related notes and schedules) of the Company for the periods ending on or before September 30, 2011 fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied during the periods involved (except as may be indicated therein or in the notes thereto).

2.7           Finders. The Company has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Purchaser, its officers, directors, affiliates, subsidiaries, employees and agents (as applicable) from liability for any compensation to any such intermediary retained by the Company and the fees and expenses of defending against such liability or alleged liability.

2.8           Accurate Information. All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company or any subsidiary, its business and the transactions contemplated hereby, is true and correct in all material respects.

2.9           Survival. The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

3.             Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to and agrees with the Company as follows:

3.1           Organization of the Purchaser. If the Purchaser is not a natural person, the Purchaser is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity power to own its assets and to carry on its business.

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3.2        Authorization. The Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Convertible Note being sold to it hereunder. If the Purchaser is not a natural person, the execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary entity action, and no further consent or authorization of the Purchaser or its Board of Directors, stockholders, partners or members, as the case may be, is required. The Transaction Documents have been duly authorized, executed and delivered by the Purchaser and constitute, or shall constitute when executed and delivered, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

3.3       Approvals and Consents. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or to purchase the Convertible Note in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

3.4        Ownership of Demand Notes and/or Greber Note. The Purchaser is the owner of any Demand Note and/or Greber Note to be exchanged in payment of the Purchase Price as set forth on Schedule I hereto, free and clear of all liens (other than obligations pursuant to this Agreement).

3.5        Investment. The Purchaser is acquiring the Convertible Note being purchased by it for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in the Convertible Note. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to the Convertible Note.

3.6        Exemption From Registration. The Purchaser acknowledges that the Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D. In furtherance thereof, the Purchaser represents and warrants to the Company as follows:

(i)          The Purchaser realizes that the basis for the exemption from registration under the Securities Act may not be present if, notwithstanding any representation and/or warranty to the contrary contained in this Agreement, the Purchaser has in mind merely acquiring the Convertible Note for a fixed or determinable period of time;

(ii)         The Purchaser has the financial ability to bear the economic risk of its investment in the Convertible Note, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

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(iii)        The Purchaser has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Note.

3.7        Accredited Investor. The Purchaser is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

3.8        Available Information. The Purchaser:

(i)          Has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Purchaser, its representative, attorney and/or accountant has requested or desired to know for a reasonable time prior to the date hereof;

(ii)         Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iii)        Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Convertible Note, or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Convertible Note to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(iv)        Has not been furnished with any oral representation or oral information in connection with the Offering; and

(v)         Has determined that the Convertible Note is a suitable investment for the Purchaser and that at this time the Purchaser could bear a complete loss of its investment in the Convertible Note.

3.9         Purchaser Representative. The Purchaser is not relying on any statements or representations made by the Company or its affiliates or any purchaser representative with respect to economic considerations involved in an investment in the Convertible Note.

3.10       Transfer Restrictions. The Purchaser shall not sell or otherwise transfer the Convertible Note or any of the Conversion Shares without registration under the Securities Act or an exemption therefrom, and the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser’s purchase because, among other reasons, neither the Convertible Note nor the Conversion Shares have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available. In particular, the Purchaser is aware that the Convertible Note is and the Conversion Shares will be when issued “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act. The Purchaser further understands that sale or transfer of the Convertible Note and the Conversion Shares is further restricted by state securities laws and the provisions of this Agreement.

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3.11      Entire Agreement. No representation or warranty has been made to the Purchaser by the Company, or any officer, director, employee, agent, affiliate or subsidiary of the Company other than those contained herein and in subscribing for the Convertible Note the Purchaser is not relying upon any representations other than those contained herein.

3.12      Purchaser Information. Any information that the Purchaser has previously furnished, or is now furnishing to the Company with respect to the Purchaser’s financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, the Purchaser will immediately furnish revised or corrected information to the Company.

3.13      Legends. The Purchaser understands and acknowledges that that the Convertible Note and each certificate representing the Conversion Shares may be endorsed with substantially the following legends:

(i)          “THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR UNDER ANY STATE SECURITIES LAW AND THIS NOTE MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.”; and

(ii)         any other legends required by applicable state or federal securities laws or any applicable state laws regulating the Company’s business.

3.14      Non-Marketable Investments. The Purchaser’s overall commitment to investments that are not readily marketable is not disproportionate to the Purchaser’s net worth, and an investment in the Convertible Note will not cause such overall commitment to become excessive.

3.15      Finders. The Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company, its officers, directors, affiliates, subsidiaries, employees and agents from liability for any compensation to any such intermediary retained by the Purchaser and the fees and expenses of defending against such liability or alleged liability.

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3.16       Survival. The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

4.            Registration Rights.

4.1        Registration Rights Agreement. The Purchaser shall have registration rights with respect to the Conversion Shares as set forth in that certain Registration Rights Agreement by and between Purchaser and the Company (the “Registration Rights Agreement”), a form of which is attached hereto as Schedule III.

5.            Covenants.

5.1        Reporting Requirements. The Company will furnish the following information to the Purchaser while the Convertible Note remains outstanding:

(i)          promptly when available and in any event not later than 120 days after the end of each of the Company’s fiscal years, consolidated financial statements showing its financial condition, the results of its operations, a balance sheet and related statements of income, stockholders’ equity, and changes in its cash flows and financial position for the year then ended, all of which financial statements must be audited in accordance with generally accepted auditing standards by an independent certified public accounting firm selected by the Company and shall be prepared and presented in accordance with GAAP, consistently applied during the periods involved (except as may be indicated therein or in the notes thereto), and shall be accompanied by an audit report of the Company’s independent certified public accountants; and

(ii)         promptly when available and in any event not later than 60 days after the end of each calendar quarter of the Company, a quarterly consolidated income statement, balance sheet and changes in its cash flows, (A) showing the Company’s financial condition and the results of the Company’s operations for the periods covered by such statements in reasonable detail, (B) prepared in accordance with GAAP, consistently applied during the periods involved (except as may be indicated therein or in the notes thereto or as otherwise disclosed to the Purchaser), and (C) containing all disclosures required to fully and accurately present the financial position and results of operations of the Company (subject to normal year-end adjustments and the omission of footnotes) and to make such statements not misleading under the circumstances.

Notwithstanding the foregoing, the Company will not be required to furnish to the Purchaser the information described in clause (i) above with respect to a given fiscal year or clause (ii) above with respect to a given calendar quarter, as applicable, if the Company has filed with the Securities and Exchange Commission (the “SEC”) an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q including the information otherwise required to be furnished to the Purchaser under this Section 5.1 for the applicable period.

5.2         Registration Statement on Form 10. The Company, at its sole cost and expense, shall prepare and file with the SEC, on or before June 30, 2012, a registration statement on Form 10 with respect to the Common Stock and use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC.

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5.3        Registration of Conversion Shares. The Company, at its sole cost and expense, shall prepare and file with the SEC a registration statement on Form S-3, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other form, covering the resale of the Conversion Shares, and shall cause such registration statement to become effective on or before June 30, 2014. Additionally, the Company shall use its reasonable best efforts to maintain the effectiveness of such registration statement for a minimum period of one (1) year, or, if sooner, until such time, if any, as (i) all Conversion Shares have been sold by the Purchaser or (ii) the Conversion Shares are permitted to be sold by the Purchaser without registration and without volume restrictions pursuant to Rule 144 promulgated under the Securities Act, or any similar rule enacted hereafter, as the same shall be in effect from time to time.

5.4        Refinancing of Credit Facility. The Company shall refinance its existing senior credit facility on terms reasonably satisfactory to the Purchaser, which facility’s expiration date shall be no earlier than January 1, 2013.

5.5        Purchaser Indemnification. The Purchaser agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any sale or distribution of the Convertible Note or the Conversion Shares by the Purchaser in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (ii) any false representation or warranty or any breach or failure by the Purchaser to comply with any covenant made by the Purchaser in this Agreement or any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

5.6        Employment Agreements. The Company shall enter into employment agreements with Jack S. Greber, James E. Wendle, Joseph Hoffman, and Robert R. Galvin, which agreements shall be approved by the Board, by no later than 11:59 p.m. Eastern Time on January 13, 2012.

6.            Conditions to Closing. The respective obligations of the parties to consummate the purchase of the Convertible Note are subject to:

(i)          the representations and warranties of the Company and the Purchaser contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing;

(ii)         each of the Company and the Purchaser shall have performed all of its respective obligations and covenants under this Agreement required to be performed prior to the Closing;

(iii)        from the date hereof to the date of Closing, no decision, order or similar ruling shall have been issued (and remain in effect) restraining or enjoining the transactions contemplated by this Agreement;

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(iv)        from September 30, 2011 to the date of Closing, there shall not have occurred any material adverse change in the business performance or prospects of the Company;

(v)         the Company shall have obtained all requisite approvals of the following with respect to the Offering: (A) the sole holder of the Company’s Series A Convertible Preferred Stock; (B) the Company’s existing senior lender; and (C) any governmental and regulatory authorities; and

(vi)        the titles, roles and responsibilities of the members of the Company’s senior management team have been clearly defined to the reasonable satisfaction of the Purchaser and ratified by the Board.

7.             General Provisions.

7.1        Entire Agreement; Amendment and Waiver. Other than the Registration Rights Agreement, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter, and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any failure by the Company or the Purchaser to enforce any rights hereunder shall not be deemed a waiver of such rights. This Agreement may not be amended or modified or the provisions hereof waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of the party against whom such amendment, modification, or waiver is sought to be enforced; provided, however, that with respect to the Purchaser, amendments, modifications and waivers that are consented to in writing by the holders of at least two-thirds (2/3) of the principal amount of the Convertible Notes then outstanding (the “Requisite Approval”) shall be binding upon the Purchaser. The exercise of any remedies under this Agreement may be made only with the Requisite Approval.

7.2        Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to a nationally recognized overnight courier or on the business day received (or the next business day if received after 5 p.m. local time or on a weekend or day on which banks are closed) when sent via facsimile (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to any Purchaser:

the address and fax no. set forth
opposite the Purchaser’s name on Schedule I hereto

If to the Company:

EQM Technologies & Energy, Inc.
1800 Carillon Boulevard
Cincinnati, Ohio 45240

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Attention: Robert Galvin
Fax No.: (513) 825-7495

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attention: Adam W. Finerman, Esq.
Fax No.: (212) 451-2222

7.3           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

7.4           Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and the Purchaser and each of their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties hereto; provided, that the Purchaser shall be permitted to transfer or assign any of its rights, interests or obligations hereunder to any member or affiliate of the Purchaser (collectively, the “Permitted Transferees” and, individually, a “Permitted Transferee”) without the prior written consent of the Company; provided, that any such Permitted Transferee shall have provided its prior written consent to be bound by the terms and conditions of this Agreement as a Purchaser hereunder. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

7.5           Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, however, that the Company shall reimburse the Purchaser for up to $20,000 of reasonable legal and professional expenses incurred in connection with the transactions contemplated by this Agreement subject to receipt by the Company of appropriate documentation of such expenses.

7.6           Headings. The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

7.7           Pronouns. Whenever the pronouns “it” or “its” are used herein, they shall also be deemed to mean “he” or “his” or “she” or “hers” whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

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7.8           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

7.9           Information Confidential. The Purchaser acknowledges that the information received by it pursuant hereto may be confidential and is for its use only. The Purchaser agrees that it will not use such information in violation of the Exchange Act, or reproduce, disclose or disseminate such information to any other person, unless the Company has made such information available to the public generally.

7.10         Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Signature Page FollowS]

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[SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

EQM Technologies & Energy, Inc.

By:
Name:
Title:

PURCHASER

By:
Name:
Title:

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Schedule I

Purchaser	Address and Fax No.	Original Principal Amount of Convertible Note ($)		Purchase Price to be Paid in Cash ($)		Purchase Price to be Paid by Exchange of Demand Note ($)		Purchase Price to be Paid by Exchange of Greber Note ($)		Total Purchase Price ($)
	_____________	$	_______	$	_______	$	_______	$	_______	$	_______
Fax: _______